Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events

Note 25. Subsequent Events

Fiat Equity Purchase Agreement and UAW Memorandum of Understanding

On January 21, 2014, Fiat, through its 100 percent owned indirect subsidiary FNA, acquired the VEBA Trust’s 41.5 percent membership interest in us for $3.65 billion. This transaction was funded through a one-time special distribution paid by us to our members of $1.9 billion, of which FNA directed their portion to the VEBA Trust, and a cash payment of $1.75 billion to the VEBA Trust from FNA. Concurrent with the closing of the transactions, we paid a distribution of approximately $60 million to our members in connection with such members’ tax obligations.

Contemporaneously, we entered into a memorandum of understanding (“MOU”) with the UAW to supplement our existing collective bargaining agreement in which the UAW made commitments to continue to support our industrial operations and continued roll-out of our World Class Manufacturing programs. Under the MOU, we agreed to make payments to the VEBA Trust totaling $700 million to be paid in four equal annual installments. The initial payment of $175 million was made with the closing of a transaction between FNA and the VEBA Trust in which we became a 100 percent owned indirect subsidiary of Fiat. This initial payment was funded from available cash on hand. The subsequent payments are payable on each of the next three anniversaries of the initial payment.

New Debt Issuances and Repayment of the VEBA Trust Note

On February 7, 2014, we and certain of our U.S. subsidiaries as guarantors entered into the following transactions to facilitate the repayment of the VEBA Trust Note:

•	New Senior Credit Facilities – a $250 million additional term loan under the existing Tranche B Term Loan facility and a new $1,750 million term loan credit facility that matures on December 31, 2018;

•	Secured Senior Notes due 2019 – issuance of an additional $1,375 million aggregate principal amount of 8 percent secured senior notes due June 15, 2019, at an issue price of 108.25 percent of the aggregate principal amount; and

•	Secured Senior Notes due 2021 – issuance of an additional $1,380 million aggregate principal amount of 8 1⁄4 percent secured senior notes due June 15, 2021, at an issue price of 110.50 percent of the aggregate principal amount.

The proceeds of these transactions were used to repay all amounts outstanding, including accrued and unpaid interest, of approximately $5.0 billion under the VEBA Trust Note.